UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 28, 2026
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 28, 2026, the Company held its 2026 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:
1.Election of Directors
The following nominees were elected to serve as directors for a term that will last until the Company’s 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fumbi Chima	31,200,283	55,527	22,727	1,455,500
Chad Collins	31,203,650	68,110	6,777	1,455,500
Razat Gaurav	30,366,937	889,070	22,530	1,455,500
Michael McConnell	24,552,202	6,703,424	22,911	1,455,500
Mark Partin	31,187,525	68,265	22,747	1,455,500
Marty Réaume	30,150,736	1,068,583	59,218	1,455,500
Tami Reller	30,775,910	491,529	11,098	1,455,500
Philip Soran	30,109,756	1,157,338	11,443	1,455,500
Anne Sempowski Ward	30,323,659	943,302	11,576	1,455,500

2. Ratification of the Selection of KPMG LLP as Independent Auditor for the Year Ending 2026
The Company’s stockholders ratified the appointment of KPMG LLP to serve as the independent auditor for the year ending December 31, 2026 by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,558,668	166,493	8,876	—

3. Advisory Approval of the Compensation of Named Executive Officers ("Say-on-Pay")
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,658,147	2,600,825	19,565	1,455,500

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 28, 2026	By:	/s/ JOSEPH DEL PRETO
Joseph Del Preto
Executive Vice President and Chief Financial Officer